                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        First Regional Bancorp 0-10232
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                 ---------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                                       -----------
     (3) Filing Party:
                       -------------------------------------------
     (4) Date Filed:
                       -------------------------------------------

                       [LOGO OF FIRST REGIONAL BANCORP]
                            1801 CENTURY PARK EAST
                        CENTURY CITY, CALIFORNIA 90067

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 21, 1998

  NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF FIRST REGIONAL BANCORP (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the Annual Meeting of Shareholders of First Regional Bancorp will be held in the Cypress Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California on Thursday, May 21, 1998, at 11:00 a.m., for the purpose of considering and voting upon the following matters:

    1. Election of Directors. Electing the following nine (9) persons to the Board of Directors all of whom shall serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have qualified:

H. Anthony Gartshore                   Thomas E. McCullough          Mark Rubin
Gary M. Horgan                         Frank R. Moothart             Lawrence J. Sherman
Alexander S. Lowy                      Carolyn Zarro Nicholson       Jack A. Sweeney

    2. Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on March 31, 1998 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          Thomas E. McCullough, Secretary
                                          First Regional Bancorp

Dated: April 20, 1998

  The Bylaws of the Company provide for the nomination of directors in the following matter:

  "Section 2.11. Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nominations are to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to the nomination of a person to replace a proposed nominee who had died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee"

  YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                       [LOGO OF FIRST REGIONAL BANCORP]

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 21, 1998

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") of First Regional Bancorp (the "Company") to be held in the Cypress Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California, on Thursday, May 21, 1998, at 11:00 a.m. and at any and all adjournments thereof.

  It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April 20, 1998.

  The matters to be considered and voted upon at the Meeting will be:

    1. Election of Directors. Electing the following nine (9) persons to the Board of Directors all of whom shall serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have qualified:

H. Anthony Gartshore                   Thomas E. McCullough          Mark Rubin
Gary M. Horgan                         Frank R. Moothart             Lawrence J. Sherman
Alexander S. Lowy                      Carolyn Zarro Nicholson       Jack A. Sweeney

    2. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

REVOCABILITY OF PROXIES

  A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED IN THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

PERSONS MAKING THE SOLICITATION

  This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Regional Bank (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

                               VOTING SECURITIES

  There were issued and outstanding 2,451,631 shares of the Company's Common Stock on March 31, 1998, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock, of which there were not less than 826 as of the record date, will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed on the same principle among nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors.

  Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of a vote in opposition to the election of a director. Abstentions are counted toward a quorum which requires a bare majority of outstanding shares.

           SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Management of the Company does not know of any persons other than Jack A. Sweeney, the Company's Chairman of the Board and Chief Executive Officer; Steven Sweeney as Trustee(1); Mark Rubin, the Company's President and Vice Chairman of the Board; and Six Point Trust, who are the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 31, 1998. Mr. Rubin's and Mr. Sweeney's business address is 1801 Century Park East, 8th Floor, Century City, California, 90067. Steven Sweeney's business address is c/o Regional Financial Corporation, 1801 Century Park East, Suite 820, Century City, California 90067. Six Point Trust's business address is 19456 Ventura Boulevard, Tarzana, California 91356. The following table sets forth certain information, as of March 31, 1998, concerning the beneficial ownership of the Company's outstanding Common Stock by each of the directors and nominees for director of the Company and by all directors and officers(2) of the Company as a group.

                                                        COMMON STOCK    PERCENT
                                                        BENEFICIALLY       OF
   NAME AND TITLE OTHER THAN DIRECTOR                   OWNED(3)(4)     CLASS(4)
   ----------------------------------                   ------------    --------
   H. Anthony Gartshore................................     13,000(5)      .53%
   Gary M. Horgan......................................      1,000(6)      .04%
   Alexander S. Lowy...................................     39,000(7)     1.58%
   Thomas E. McCullough................................     15,000(8)      .61%
    Chief Financial Officer and Secretary
   Frank R. Moothart...................................     15,000(9)      .61%
   Carolyn Zarro Nicholson.............................        -0-         -0-
   Mark Rubin..........................................    472,304(10)   19.26%
    Vice Chairman of the Board and President
   Lawrence J. Sherman.................................     61,300(11)    2.49%
   Jack A. Sweeney.....................................    472,304(12)   19.26%
    Chairman of the Board and Chief Executive Officer
   All Directors and Officers as a Group (9 in Num-
    ber)...............................................  1,088,908(13)   43.36%

--------
 (1) Steven Sweeney has voting powers over 156,000 shares but disclaims beneficial interest in all but 52,000 shares.

 (2) The term "officer" means the Chairman of the Board and Chief Executive Officer; and the President and Vice Chairman of the Board; and the Chief Financial Officer and the Secretary.

 (3) This figure includes shares beneficially owned, directly or indirectly, together with associates or by or on behalf of minor children or children living at the residence of the director or officer. Unless otherwise indicated, the persons named herein have sole voting power over shares reported.

 (4) Shares subject to options held by directors and officers that were exercisable within 60 days after the Record Date ("vested"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.

 (5) This figure, as well as percent of class, includes, as if currently outstanding, 13,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Gartshore, but which have not been exercised pursuant to the Company's Stock Option Plan.

 (6) Mr. Horgan disclaims beneficial interest in 70 shares held by him which are not included in this figure.

 (7) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Lowy, but which have not been exercised pursuant to the Company's Stock Option Plan.

 (8) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. McCullough, but which have not been exercised pursuant to the Company's Stock Option Plan.

 (9) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Moothart, but which have not been exercised pursuant to the Company's Stock Option Plan.

(10) This figure, as well as percent of class, includes 36,000 shares held by the Rubin Family Trust.

(11) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Sherman, but which have not been exercised pursuant to the Company's Stock Option Plan.

(12) This figure, as well as percent of class, includes 48,700 shares held by the Sweeney Foundation.

(13) This figure, as well as percent of class, includes, as if currently outstanding, 60,000 shares vested or which will vest within sixty (60) days of the Record Date to all officers and directors as a group, but which have not been exercised pursuant to the Company's Stock Option Plan.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

NOMINEES

  The Company's Bylaws currently provide for a range of five (5) to nine (9) directors, and permit the exact number of directors of the Company to be fixed by Board or shareholder action. The Board of Directors has fixed the number of directors at nine (9). The nine (9) persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all nine (9) nominees, or as many thereof as possible under the rules of cumulative voting (see "Voting Securities" herein). In the event that less than all nine nominees can be elected under cumulative voting, votes represented by proxies solicited by the Board of Directors will be cast as determined by majority vote of the Board of Directors and the proxy holders shall be obligated to follow the instructions of the Board pertaining thereto. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

  None of the directors or officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and officers of the Company and the Bank, acting within their capacities as such. There are no family relationships between the directors and officers of the Company, and none of the directors or officers of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

  The following table sets forth the names and certain information as of March 31, 1998, concerning the persons to be nominated by the Board of Directors for election as directors of the Company and the officers of the Company:

                                                                                              YEAR
                                                                                    YEAR      FIRST
                                                                                    FIRST   APPOINTED
                                                                                  APPOINTED    OR
                                                                                     OR      ELECTED
                                                                                   ELECTED  DIRECTOR
                                                                                  DIRECTOR  OF FIRST
 NAME AND TITLE (OTHER                        BUSINESS EXPERIENCE                  OF THE   REGIONAL
     THAN DIRECTOR)       AGE             DURING THE PAST FIVE YEARS               COMPANY    BANK
 ---------------------    --- --------------------------------------------------- --------- ---------
H. Anthony Gartshore....   54 President, First Regional Bank                        1996      1996
Gary M. Horgan..........   50 Attorney, Horgan, Rosen, Beckham & Coren, L.L.P.      1997      1997
Alexander S. Lowy.......   59 President, Jamco Holdings Corporation                 1988      1988
                              (real estate development)
Thomas E. McCullough....   45 Chief Financial Officer and Secretary,                1993      1993
 Chief Financial Officer      First Regional Bancorp; Executive Vice President
  and Secretary               and Chief Operating Officer, First Regional Bank
Frank R. Moothart.......   79 Consultant                                            1981      1979
Carolyn Zarro Nicholson.   46 Executive Vice President, First Regional Bank         1996      1996
Mark Rubin..............   61 President and Vice Chairman of the Board of           1981      1979
 Vice Chairman of the         First Regional Bancorp; Vice Chairman of the Board,
  Board and President         First Regional Bank
Lawrence J. Sherman.....   74 President, Sherman Industries, Inc.                   1981      1979
                              (investments)
Jack A. Sweeney.........   68 Chairman of the Board and Chief Executive Officer,    1981      1979
 Chairman of the Board        First Regional Bancorp; Chairman of the Board and
  and Chief Executive         Chief Executive Officer, First Regional Bank
  Officer


BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

  During 1997, the Board of Directors of the Company held twelve (12) regular meetings and the Board of Directors of the Bank held twelve (12) regular meetings.

  The Boards of Directors of the Company and of the Bank have a joint Audit Committee composed of Messrs. Lowy, Moothart and Sherman. This committee is responsible for overseeing internal audit functions and for interfacing with the Company's and the Bank's independent certified public accountants, Deloitte & Touche LLP. The Audit Committee met twelve (12) times during 1997.

  The Company and the Bank have a joint Compensation Committee, which consists of Messrs. Lowy, Moothart and Sherman. The Compensation Committee reviews Management's recommendations regarding the granting of stock options, authorizes specific grants and establishes the terms and conditions upon which stock options can be exercised and advises the Board regarding executive compensation and personnel policies.

  The Company's Board of Directors does not have a standing nominating committee.

  During 1997, no director of the Company attended less than 75% of the aggregate meetings of the Company's Board of Directors and its Committees on which such director served.

              COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

  Directors who are also officers of the Bank or the Company do not receive fees for service on the Board or the Committees. During 1997, each outside director received $400 for each regular meeting of the Board of Directors of the Bank attended; $100 for each meeting of the Company's Board attended; and $300 for each meeting of the Loan Committee attended. On this basis, the directors received the following aggregate fees during 1997: Gary M. Horgan, $-0-; Alexander S. Lowy, $18,000; Frank R. Moothart, $12,300; and Lawrence J. Sherman, $18,900.

  The following table sets forth a summary of annual and long term compensation for the Chief Executive Officer of the Company and all executive officers with compensation, paid or accrued, in excess of $100,000.

                              ANNUAL COMPENSATION(14)              AWARDS              PAYOUTS
                         ---------------------------------- -------------------- --------------------
                                                  OTHER     RESTRICTED  OPTION            ALL OTHER
   NAME AND PRINCIPAL                             ANNUAL      STOCK     SHARES    LTIP   COMPENSATION
        POSITION         YEAR  SALARY   BONUS  COMPENSATION   AWARDS   SAR'S(15) PAYOUTS     (16)
   ------------------    ---- -------- ------- ------------ ---------- --------- ------- ------------
Jack A. Sweeney          1997 $175,000 $15,000     N/A         None      None      N/A       N/A
 Chairman of the Board
  and                    1996 $192,100 $15,000     N/A         None      None      N/A       N/A
 Chief Executive of the  1995 $140,000 $15,000     N/A         None      None      N/A       N/A
 Company and the Bank
Mark Rubin               1997 $175,000 $15,000     N/A         None      None      N/A       N/A
 Vice Chairman of the
  Board                  1996 $177,650 $15,000     N/A         None      None      N/A       N/A
 of the Company and the  1995 $140,000 $15,000     N/A         None      None      N/A       N/A
 Bank, President of the
 Company
Thomas E. McCullough     1997 $128,000 $10,000     N/A         None      None      N/A       N/A
 Chief Financial Officer
  and                    1996 $122,610 $10,000     N/A         None      None      N/A       N/A
 Secretary of the
  Company,               1995 $ 95,000 $10,000     N/A         None      None      N/A       N/A
 Executive Vice
  President and
 Chief Operating Officer
  of the Bank

--------
(14) Does not include director fees but does include monies deferred pursuant to the Bank's 401(k) Plan and Income Deferral Plans.

(15) Option shares only; the Company has not issued any Stock Appreciation Rights ("SARs").

(16) The Bank furnishes and plans to continue to furnish to certain officers the use of Bank-owned automobiles which are used primarily for Bank business purposes. In past years, the Bank provided certain of its officers with memberships in various clubs, which were used primarily for bank business. The Bank has provided and plans to continue to provide certain of its officers with specified life and medical insurance benefits. Since portions of the automobile expenses, club membership fees and insurance premiums attributable to personal use are not believed to exceed $25,000 or ten percent (10%) of the compensation reported in the table per individual, such amounts have not been included in the foregoing figures. The "cash compensation" figures include monies deferred pursuant to the Bank 401(k) Plan and the Bank's Income Deferral Plans.

STOCK OPTIONS

  The following table sets forth certain information regarding stock options granted during 1997 to the Chief Executive Officer and all executive officers with compensation in excess of $100,000. The Company has not issued Stock Appreciation Rights ("SARs").

                                                 PERCENTAGE
                                                  OF TOTAL
                                         OPTIONS   OPTIONS
                                         GRANTED GRANTED TO
                                         DURING   EMPLOYEES  EXERCISE EXPIRATION
   NAME                                   1997   DURING 1997  PRICE      DATE
   ----                                  ------- ----------- -------- ----------
   Jack A. Sweeney......................   -0-       -0-       N/A       N/A
   Mark Rubin...........................   -0-       -0-       N/A       N/A
   Thomas E. McCullough.................   -0-       -0-       N/A       N/A

  The following table sets forth certain information regarding stock options exercised during 1997 by the Chief Executive Officer and all executive officers with compensation in excess of $100,000.

                                                         NUMBER OF        VALUE OF
                                                        UNEXERCISED  UNEXERCISED OPTIONS
                                                          OPTIONS        AT 12/31/97
                              SHARES                   ------------- -------------------
                             ACQUIRED      VALUE       EXERCISABLE/     EXERCISABLE/
             NAME           ON EXERCISE REALIZATION    UNEXERCISABLE    UNEXERCISABLE
             ----           ----------- -----------    ------------- -------------------
   Jack A. Sweeney.........   30,000     $123,750(17)     -0-/45,000     N/A/$360,000(19)
   Mark Rubin..............   30,000     $123,750(18)     -0-/45,000     N/A/$360,000(19)
   Thomas E. McCullough....      -0-          -0-      10,000/15,000 $80,000/$120,000(19)

--------
(17) Based on a fair market price of $6.125 per share at time of exercise.

(18) Based on a fair market price of $6.125 per share at time of exercise.

(19) Based on a closing price on December 31, 1997 of $10.00 per share.

CERTAIN TRANSACTIONS

  Some of the directors, officers and principal shareholders of the Company and companies with which they are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment schedule, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility nor contained terms unfavorable to the Bank.

  Starting on February 8, 1988, Jamco Holdings Corporation entered into a sublease with the Bank covering certain unused portions of the Bank's lease for Suite 800, 1801 Century Park East, Los Angeles, California. During 1997, Jamco paid the Bank $1,640 per month for its share of Suite 800, equal to the fair market value of the sublet space as determined by an independent appraisal. Messrs. Sweeney, Rubin and Lowy are each principal shareholders in Jamco.

                            INDEPENDENT ACCOUNTANTS

  The firm of Deloitte & Touche LLP served as independent public accountants for the Company and the Bank for 1997 and will continue in those capacities in 1998.

  It is anticipated that a representative of Deloitte & Touche LLP will be present at the Meeting to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

  The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 1999 Annual meeting of Shareholders is December 31, 1998.

                           SECTION 16 (a) COMPLIANCE

  Pursuant to Section 16 (a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

  Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and 10 percent shareholders were satisfied.

                                 OTHER MATTERS

  The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

  MANAGEMENT OF THE BANCORP WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE BANCORP'S MOST RECENT ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS. SAID REQUEST SHOULD BE DIRECTED TO JACK A. SWEENEY, CHAIRMAN, FIRST REGIONAL BANCORP, 1801 CENTURY PARK EAST, 8TH FLOOR, CENTURY CITY, CALIFORNIA 90067.

                                          First Regional Bancorp

                                          Thomas E. McCullough, Secretary
                                          First Regional Bancorp
Dated: April 20, 1998

                                     PROXY
                             FIRST REGIONAL BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1998

  The undersigned shareholder of First Regional Bancorp (the "Company") hereby nominates, constitutes and appoints Jack A. Sweeney and Mark Rubin, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 21, 1998, at 11:00 a.m. in the Cypress Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:

  1. ELECTION OF DIRECTORS. Electing the following nine persons named below and in the Proxy Statement dated April 20, 1998, accompanying the Notice of said Meeting, to serve and until their successors are elected and have qualified:

      H. Anthony Gartshore     Thomas E. McCullough          Mark Rubin
      Gary M. Horgan           Frank R. Moothart             Lawrence J. Sherman
      Alexander S. Lowy        Carolyn Zarro Nicholson       Jack A. Sweeney

                AUTHORITY GIVEN [_]      AUTHORITY WITHHELD [_]
  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:
--------------------------------------------------------------------------------

                      PLEASE SIGN AND DATE THE OTHER SIDE

  2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

(Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)
I do [_] do not [_] expect to attend the Meeting.
                                            Dated: ______________________, 1998

                                            -----------------------------------
                                                    (Number of Shares)

                                            -----------------------------------
                                                 (Please Print Your Name)

                                            -----------------------------------
                                                (Signature of Shareholder)

                                            -----------------------------------
                                                 (Please Print Your Name)

                                            -----------------------------------
                                                (Signature of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.